UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K


           Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported):February 6, 1997


                           ANTEC CORPORATION
        (Exact name of registrant as specified in its charter)

                      ---------------------------


Delaware                                0-22336                36-3892082
(State or other jurisdiction of  (Commission file number)   (I.R.S. employer
incorporation or organization)                            identification no.)



                 2850 West Golf Road                        60008
               Rolling Meadows, Illinois                  (Zip Code)
          (Address of principal executive offices)

   Registrant's telephone number, include area code:  (847) 439-4444



                            Not Applicable
      (Former name or former address, if changed since last year)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.
          ------------------------------------

          On February 6, 1997, the transactions contemplated by the Plan of Merger ( the "Plan of Merger") dated October 28, 1996, among ANTEC Corporation, a Delaware corporation ("Registrant"), TSX Corporation, a Nevada corporation ("TSX"), and TSX Acquisition Corporation, a Nevada corporation and wholly owned subsidiary of Registrant ("Acquisition"), were consummated. Pursuant to the Plan of Merger, Acquisition merged with and into TSX and each share of common stock of TSX was converted into the right to receive one share of common stock of Registrant.

          As a result of the merger, Registrant acquired one plant in Jaurez, Mexico, which was used to manufacture high technology optical nodes and distribution amplifiers for the cable television industry. Registrant intends to continue to use the plant in Juarez, Mexico to manufacture such products.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION,
           EXHIBITS.
           -----------------------------------------------------------

(a) Financial Statements of Business Acquired. The financial statements of TSX (SEC File No. 001-11814) required by this item are hereby incorporated by reference to TSX's Annual Report on Form 10-K for the fiscal year ended April 30, 1996, and subsequent Quarterly Reports on Form 10-Q for the quarters ended July 27, 1996 and October 26, 1996, as filed with the Securities and Exchange Commission.

(b) Pro Forma Financial Information. The pro forma financial information required by this item with respect to the merger of Registrant and TSX is hereby incorporated by reference to Registrant's Registration Statement on Form S-4 (Registration No. 333-19129), under the caption "Pro Forma Financial Information," as filed with the Securities and Exchange Commission.

(c)  Exhibits.

Exhibit 2 Plan of Merger dated as of October 28, 1996, among ANTEC Corporation, TSX Corporation and TSX Acquisition
               Corporation.*

Exhibit 23     Consent of KPMG Peat Marwick LLP dated February 18,
               1997.

Exhibit 99     Press Release dated February 6, 1997.

---------------
* Incorporated by reference to Exhibit 2 to the Current Report on Form 8-K of ANTEC Corporation dated November 1, 1996.

                              SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   ANTEC Corporation



Dated: February 19, 1997           By:  /s/ Daniel J. Distel
                                        -------------------------
                                        Daniel J. Distel
                                        Vice President

                             EXHIBIT INDEX
                             -------------


EXHIBIT                                                   SEQUENTIALLY
                                                         NUMBERED PAGE

   2 Plan of Merger dated as of October 28, 1996, among ANTEC Corporation, TSX Corporation and
          TSX Acquisition Corporation.*

   23     Consent of KPMG Peat Marwick LLP dated
          February 18, 1997                                      5

   99     Press Release dated February 6, 1997                   6



---------------
* Incorporated by reference to Exhibit 2 to the Current Report on Form 8-K of ANTEC Corporation dated November 1, 1996.